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                                                                 EXHIBIT 10.31.2

                              AMENDMENT NUMBER FIVE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           dated as of March 27, 2000
                                     Among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT NUMBER FIVE (this "Amendment") is made this 28th day of March, 2002, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD. (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender") to the MASTER LOAN AND SECURITY AGREEMENT, dated as of March 27, 2000, between the Lender and the Borrowers, as amended (the "Loan Agreement").

                                    RECITALS

                  WHEREAS, the Borrowers have requested that the Lender agree to amend the Loan Agreement to extend the Termination Date thereunder and the Borrowers and the Lender have agreed to make such additional modifications to the Loan Agreement as more expressly set forth below.

                  WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and are not in default under the Loan Agreement.

                  WHEREAS, in order to induce the Lender to enter into this Amendment Number Five the Borrowers have agreed to pay the Lender a facility fee in an amount equal to $150,000.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                  SECTION 1. Effective as of March 28, 2002, the definition of "Business Day" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York or Connecticut or the City of New York or the city or state in which the Custodian's offices are located are closed, or (iii) a day on which trading in securities on the New York Stock

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                  Exchange or any other major securities exchange in the United
                  States is not conducted.

                  SECTION 2. Effective as of March 28, 2002, the definition of "Termination Date" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Termination Date" shall mean March 27, 2003 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

                  SECTION 3. Effective as of March 28, 2002, Section 2 of the Loan Agreement is hereby amended by deleting Section 2.10 in its entirety and inserting in its place "2.10 [Intentionally Omitted]."

                  SECTION 4. Effective as of March 28, 2002, Section 3.05 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  3.05 Non-usage Fee. The Borrowers agree to pay to the Lender, on June 30, 2002, September 30, 2002, December 30, 2002 and March 27, 2003, in addition to any other fees then payable, a non-usage fee equal to (a) 12.5 basis points (0.125%) multiplied by (b)(i) the number of days from and including March 28, 2002 or the previous payment date of such Non-usage Fee up to but not including the related payment date of such Non-usage Fee or the Termination Date, as applicable, during which the unused portion of the Maximum Committed Amount exceeded $5,000,000, divided by (ii) 360, multiplied by (c) the average daily amount of the entire unused portion of the Maximum Committed Amount for the applicable days on which the unused portion of the Maximum Committed Amount exceeded $5,000,000, such payment to be made in Dollars, in immediately available funds, without deduction, set-off, or counterclaim. The Lender may, in its sole discretion, net such Non-usage Fee from the proceeds of any Advance made to a Borrower hereunder.

                  SECTION 5. Effective as of March 28, 2002, Section 3.06 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  3.06 Facility Fee. On March 28, 2002, the Borrowers shall pay to the Lender a facility fee in connection with the extension of the Termination Date hereunder, equal to $150,000. Such facility fee shall not be subject to offset or credit against any underwriting fees earned by the Lender at any time. The extension of the Termination Date to March 27, 2003 shall become effective upon receipt by the Lender of such facility fee.

                  SECTION 6. Effective as of March 28, 2002, Section 5.02(j) of the Loan Agreement is hereby amended to read in its entirety as follows:

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                  (j)      No Material Adverse Effect or Other Event. There
                           shall not have occurred:

                           (i) one or more events that, in the reasonable judgment of the Lender, constitutes or should reasonably be expected to constitute a Material Adverse Effect; or

                  (ii) an event or events resulting in the inability of the Lender to finance any Advances with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events or a material adverse change in the financial condition of the Lender which affects (or can reasonably be expected to affect) materially and adversely the ability of the Lender to fund its obligations under or otherwise comply with the terms of this Loan Agreement; or

                  (iii) any other event beyond the control of the Lender which the Lender reasonably determines may result in the Lender's inability to perform its obligations under this Loan Agreement including, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters of a similar nature to the foregoing.

                  SECTION 7. Effective as of March 28, 2002, Section 7 of the Loan Agreement is hereby amended by adding the following new Section 7.27 to read in its entirety as follows:

                           7.27 Certificate of a Responsible Officer of the
                  Borrowers. Not later than the last Business Day of each month, each Borrower shall forward to the Lender (to the attention of the Credit Department) a certificate of a Responsible Officer of such Borrower which demonstrates that such Borrower is in compliance with the covenants set forth in Section 7.09 of this Loan Agreement.

                  SECTION 8. Effective as of March 28, 2002, Section 11.17 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "11.17 Set-Off. In addition to any rights and remedies of the Lender provided by this Loan Agreement and by law, the Lender shall have the

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                  right, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of either Borrower. The Lender may set-off cash, the proceeds of the liquidation of any Collateral and all other sums or obligations owed by the Lender or its Affiliates to either Borrower against all of either Borrowers' obligations to the Lender or its Affiliates, whether under this Loan Agreement or under any other agreement between the parties or between either Borrower and any Affiliate of the Lender, or otherwise, whether or not such obligations are then due, without prejudice to the Lender's or its Affiliate's right to recover any deficiency. The Lender agrees promptly to notify the related Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application."

                  SECTION 9. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Five), in accordance with Section 11.03 of the Loan Agreement

                  SECTION 10. Facility Fee. In order to induce the Lender to enter into this Amendment Number Five, the Borrowers hereby agree to pay to the Lender, in addition to any other amounts required pursuant to the Agreement, a facility fee equal to $150,000 to be paid to the Lender upon execution of this Amendment Number Five. Such facility fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number Five shall be effective upon the Lender's receipt of such facility fee.

                  SECTION 11. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

                  SECTION 12. Representations. In order to induce the Lender to execute and deliver this Amendment Number Five, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment Number Five, the Borrowers are in full compliance with all of the terms and conditions of the Loan Agreement and no Default or Event of Default has occurred under the Loan Agreement.

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                  SECTION 13. Limited Effect. Except as expressly amended and modified by this Amendment Number Five, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Five need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

                  SECTION 14. GOVERNING LAW. THIS AMENDMENT NUMBER FIVE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

                  SECTION 15. Counterparts. This Amendment Number Five may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]
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                  IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Five to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        HANOVER CAPITAL MORTGAGE
                                        HOLDINGS, INC.
                                        BORROWER

                                        By: _______________________________
                                        Name: _____________________________
                                        Title:_____________________________


                                        HANOVER CAPITAL PARTNERS, LTD.
                                        BORROWER

                                        By: _______________________________
                                        Name: _____________________________
                                        Title:_____________________________


                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC.,
                                        LENDER

                                        By: _______________________________
                                        Name: _____________________________
                                        Title:_____________________________